MERRILL LYNCH
STRATEGIC
DIVIDEND FUND










FUND LOGO









Quarterly Report

October 31, 1996




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Strategic Dividend Fund
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper





MERRILL LYNCH STRATEGIC DIVIDEND FUND


Officers and
Trustees

Arthur Zeikel, President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Charles C. Reilly, Trustee
Kevin A. Ryan, Trustee
Richard R. West, Trustee
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Walter D. Rogers, Vice President and Portfolio Manager
Gerald M. Richard, Treasurer
Robert Harris, Secretary

Custodian
State Street Bank and Trust Company
One Heritage Drive, P2N
North Quincy, Massachusetts 02171


Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863





DEAR SHAREHOLDER


Investor perceptions regarding the direction of the US economy shifted over the course of the three-month period ended October 31, 1996. As the quarter began, concerns of an overheating economy and spiraling inflation dominated the financial markets as investors focused on the increasing possibility of monetary policy tightening by the Federal Reserve Board. However, as it became apparent that inflationary pressures were still under control--and when the Federal Reserve Board did not tighten monetary policy at its September 24 meeting--the investment outlook became more positive. These developments, coupled with several economic data releases that showed growth was at or below expectations, helped to assuage investors' concerns about an overheating economy. Stock and bond prices improved, with most broad-based stock market averages reaching historic high levels. However, one factor potentially overshadowing investor enthusiasm is the possibility that corporate profits may have peaked for this economic cycle.

The US economy clearly has slowed from its strong growth rate during the first half of 1996. Gross domestic product growth is slowing, labor-cost pressures are subsiding, consumer confidence is easing, and commodity prices are dropping. Investors are also anticipating that President Clinton's re-election, combined with continued Republican majorities in the House of Representatives and the Senate, will prove positive for the nation's budget deficit. As 1996 draws to a close, investors are likely to continue to focus on the economy. Evidence of continued growth at a non-inflationary pace would be positive for the US capital markets.

Portfolio Matters
For the three months ended October 31, 1996, Merrill Lynch Strategic Dividend Fund's Class A, Class B, Class C and Class D Shares provided total returns of +9.95%, +9.55%, +9.55% and +9.79%, respectively. (Results shown do not reflect sales charges; results would be lower if sales charges were included. For complete performance information, see pages 4--6 of this report to shareholders.) While the Fund's performance lagged the +10.85% total return of the unmanaged Standard & Poor's 500 Index (S&P 500) for the three-month period, it significantly outperformed the +6.57% total return of the 200 highest-yielding stocks in the S&P 500. The Fund's primary investment focus is on stocks whose yields are greater than the yield of the S&P 500. At October quarter-end, more than 90% of the Fund's equity holdings had dividend yields above the yield of the S&P 500, with a gross weighted yield (by dollars invested) of 3.8%, compared to the 2.1% yield for the S&P 500.

In spite of the significant underperformance of higher-yielding stocks relative to the overall stock market this year, we continued to focus our investment activities on high dividend yield stocks. In our opinion, this universe of stocks offers attractive investment opportunities on a selective basis. As a result, we increased our investments in the consumer, financial and telecommunications sectors. The Fund's heaviest investment exposure continued to be in the three highest-yielding stock sectors: utilities, financials and energy stocks, which accounted for 60% of net assets.

By October quarter-end, we held investments in 68 companies, unchanged from the number of holdings at the end of the July quarter. During the October quarter, we eliminated five holdings from the Fund. These included Boatmen's Bancshares, Inc., in which we realized a significant capital gain after the company agreed to be acquired by NationsBank Corporation; Lance, Inc. and McGraw-Hill Companies, Inc., which we believed offered less attractive upside potential; and Cyprus Amax Minerals Co. and Worthington Industries, Inc. because they no longer were likely to achieve our price objectives. In addition, we increased our position in Edison International. We also added one stock to the utility sector (AT&T Corp.), two to the financial sector (Essex Property Trust, Inc. and PaineWebber Group Inc.), and two in the consumer sector (Philip Morris Companies, Inc. and Tambrands Inc.).

Over the past year, AT&T Corp. has undergone a major restructuring which involved the divestiture of most of its non-telephone businesses, and chose a successor to the current chairman and CEO from outside the company. The stock declined sharply over the past year, reflecting uncertainty surrounding the new competitive environment in the telecommunications market. We believe the current valuation on the stock is very attractive, particularly when measured on a historical basis.

Essex Property Trust, Inc. is a real estate investment trust (REIT) with a focus on middle-income apartment complexes on the West Coast of the United States. We believe Essex is well-positioned to benefit from the improving real estate market and economy in California where most of its properties are located. Strong internal growth plus acquisitions may generate strong profits.

PaineWebber Group Inc. is one of the largest full-service brokerage firms in the United States. We believe that well-controlled costs, an improving revenue stream and a fairly aggressive share repurchase program all point to higher earnings in the quarters ahead.

Philip Morris Companies, Inc. is the largest cigarette company in the world and a major food and beer producer. We expect profits to continue to grow at a double-digit rate, as the company continues to grow its international market share and volumes in the tobacco business. Recent investor reaction to negative publicity has caused the share price to drop to a significant discount to the market's price/earnings multiple, creating an attractive buying opportunity.

Late in the October quarter, the management of Tambrands Inc., the leading manufacturer and marketer of feminine hygiene products domestically and internationally, announced a major restructuring program which should begin to benefit earnings next year. With management's commitment to improve profitability and the currently attractive valuation of the stock, the shares looked attractive based on their total return potential.


In Conclusion
We thank you for your investment in Merrill Lynch Strategic Dividend Fund, and we look forward to reviewing our outlook and strategy with you again in our upcoming semi-annual report.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President





(Walter D. Rogers)
Walter D. Rogers
Vice President and Portfolio Manager

November 22, 1996





PERFORMANCE DATA



About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Performance
Summary--
Class A Shares
                                    Net Asset Value       Capital Gains
Period Covered                  Beginning       Ending     Distributed    Dividends Paid*       % Change**
11/29/88--12/31/88                $10.71        $10.56        $0.140           $0.156            + 1.37%
1989                               10.56         12.50          --              0.612            +24.61
1990                               12.50         10.95          --              0.725            - 6.70
1991                               10.95         12.15          --              0.516            +15.99
1992                               12.15         12.75          --              0.460            + 8.95
1993                               12.75         12.74         0.645            0.456            + 8.66
1994                               12.74         10.70         1.596            0.465            + 0.17
1995                               10.70         12.22         1.309            0.463            +32.08
1/1/96--10/31/96                   12.22         12.30         1.105            0.418            +13.34
                                                              ------           ------
                                                        Total $4.795     Total $4.271

                                                        Cumulative total return as of 10/31/96: +142.68%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.

Performance
Summary--
Class B Shares
                                    Net Asset Value       Capital Gains
Period Covered                  Beginning       Ending     Distributed    Dividends Paid*       % Change**
11/25/87--12/31/87                $10.00        $10.02          --             $0.047            + 0.67%
1988                               10.02         10.56        $0.266            0.465            +12.81
1989                               10.56         12.49          --              0.504            +23.40
1990                               12.49         10.94          --              0.604            - 7.68
1991                               10.94         12.14          --              0.393            +14.78
1992                               12.14         12.75          --              0.328            + 7.89
1993                               12.75         12.74         0.645            0.315            + 7.54
1994                               12.74         10.71         1.596            0.333            - 0.82
1995                               10.71         12.24         1.309            0.330            +30.73
1/1/96--10/31/96                   12.24         12.30         1.105            0.315            +12.26
                                                              ------           ------
                                                        Total $4.921     Total $3.634

                                                        Cumulative total return as of 10/31/96: +150.81%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance
Summary--
Class C Shares
                                    Net Asset Value       Capital Gains
Period Covered                  Beginning       Ending     Distributed    Dividends Paid*       % Change**
10/21/94--12/31/94                $11.84        $10.69        $0.798           $0.108            - 2.02%
1995                               10.69         12.17         1.309            0.358            +30.59
1/1/96--10/31/96                   12.17         12.22         1.105            0.323            +12.31
                                                              ------           ------
                                                        Total $3.212     Total $0.789

                                                        Cumulative total return as of 10/31/96: +43.69%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance
Summary--
Class D Shares
                                    Net Asset Value       Capital Gains
Period Covered                  Beginning       Ending     Distributed    Dividends Paid*       % Change**
10/21/94--12/31/94                $11.85        $10.71        $0.798           $0.115            - 1.88%
1995                               10.71         12.22         1.309            0.439            +31.69
1/1/96--10/31/96                   12.22         12.29         1.105            0.395            +13.05
                                                              ------           ------
                                                        Total $3.212     Total $0.949

                                                         Cumulative total return as of 10/31/96: +46.07%**

 *Figures may include short-term capital gains distributions.
**Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.

PERFORMANCE DATA (concluded)

Recent
Performance
Results
                                                                                               12 Month       3 Month
                                                         10/31/96     7/31/96     10/31/95     % Change       % Change
ML Strategic Dividend Fund Class A Shares*                $12.30       $12.43      $11.57      +18.26%(1)    + 7.95%(2)
ML Strategic Dividend Fund Class B Shares*                 12.30        12.44       11.56      +18.34(1)     + 7.85(2)
ML Strategic Dividend Fund Class C Shares*                 12.22        12.37       11.52      +18.05(1)     + 7.82(2)
ML Strategic Dividend Fund Class D Shares*                 12.29        12.43       11.57      +18.16(1)     + 7.86(2)
Standard & Poor's 500 Index**                             705.27       639.95      581.50      +21.28        +10.21
ML Strategic Dividend Fund Class A Shares--Total Return*                                       +23.65(3)     + 9.95(4)
ML Strategic Dividend Fund Class B Shares--Total Return*                                       +22.39(5)     + 9.55(6)
ML Strategic Dividend Fund Class C Shares--Total Return*                                       +22.29(7)     + 9.55(8)
ML Strategic Dividend Fund Class D Shares--Total Return*                                       +23.29(9)     + 9.79(10)
Standard & Poor's 500 Index--Total Return**                                                    +24.07        +10.85

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 **An unmanaged broad-based index comprised of common stocks. Total investment returns for unmanaged indexes are based on estimates.
(1)Percent change includes reinvestment of $1.343 per share capital gains distributions.
(2)Percent change includes reinvestment of $1.105 per share capital gains distributions.
(3)Percent change includes reinvestment of $0.578 per share ordinary income dividends and $1.343 per share capital gains distributions.
(4)Percent change includes reinvestment of $0.245 per share ordinary income dividends and $1.105 per share capital gains distributions.
(5)Percent change includes reinvestment of $0.437 per share ordinary income dividends and $1.343 per share capital gains distributions.
(6)Percent change includes reinvestment of $0.209 per share ordinary income dividends and $1.105 per share capital gains distributions.
(7)Percent change includes reinvestment of $0.455 per share ordinary income dividends and $1.343 per share capital gains distributions.
(8)Percent change includes reinvestment of $0.212 per share ordinary income dividends and $1.105 per share capital gains distributions.
(9)Percent change includes reinvestment of $0.552 per share ordinary income dividends and $1.343 per share capital gains distributions.
(10)Percent change includes reinvestment of $0.237 per share ordinary income dividends and $1.105 per share capital gains distributions.

Average Annual
Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/96                        +18.60%        +12.37%
Five Years Ended 9/30/96                  +12.27         +11.06
Inception (11/29/88) through 9/30/96      +11.50         +10.74
[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 9/30/96                        +17.40%        +13.40%
Five Years Ended 9/30/96                  +11.11         +11.11
Inception (11/25/87) through 9/30/96      +10.55         +10.55
[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 9/30/96                        +17.41%        +16.41%
Inception (10/21/94) through 9/30/96      +18.55         +18.55
[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**
Class D Shares*

Year Ended 9/30/96                        +18.26%        +12.05%
Inception (10/21/94) through 9/30/96      +19.49         +16.22
[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

SCHEDULE OF INVESTMENTS                                                                                       (in US dollars)
                                           Shares                                                                     Percent of
EUROPE            Industries                Held    Common Stocks                               Cost        Value     Net Assets
Netherlands       Oil--International       16,800   Royal Dutch Petroleum PLC
                                                    (NY Registered Shares)                 $    982,387  $  2,778,300    1.6%

                                                    Total Investments in the Netherlands        982,387     2,778,300    1.6

Spain             Oil & Gas Producers      50,000   Repsol S.A. (ADR)*                        1,597,265     1,631,250    1.0

                                                    Total Investments in Spain                1,597,265     1,631,250    1.0

United Kingdom    Oil--International       19,000   British Petroleum Co. PLC (ADR)*          1,676,727     2,443,875    1.5

                                                    Total Investments in the
                                                    United Kingdom                            1,676,727     2,443,875    1.5

                                                    Total Investments in Europe               4,256,379     6,853,425    4.1


NORTH
AMERICA


United States     Aerospace & Defense      40,000   Northrop Grumman Corp.                    1,435,901     3,230,000    1.9
                                           30,000   TRW Inc.                                  1,663,737     2,715,000    1.6
                                                                                           ------------  ------------  ------
                                                                                              3,099,638     5,945,000    3.5

                  Automobiles              85,000   Ford Motor Company                        2,416,975     2,656,250    1.6
                                           50,000   General Motors Corp.                      2,421,750     2,693,750    1.6
                                                                                           ------------  ------------  ------
                                                                                              4,838,725     5,350,000    3.2

                  Automotive Equipment     72,000   Arvin Industries, Inc.                    1,656,934     1,647,000    1.0
                                           60,000   Dana Corp.                                1,649,850     1,777,500    1.1
                                                                                           ------------  ------------  ------
                                                                                              3,306,784     3,424,500    2.1

                  Banks                    20,000   Bankers Trust New York Corp.              1,418,062     1,690,000    1.0
                                           40,000   Barnett Banks, Inc.                       1,002,350     1,525,000    0.9
                                           74,000   CoreStates Financial Corp.                2,584,814     3,598,250    2.1
                                           26,000   First Commerce Corp.                        832,910       923,000    0.6
                                           23,000   Mellon Bank Corp.                           990,205     1,497,875    0.9
                                           23,000   Mercantile Bancorp.                       1,002,055     1,141,375    0.7
                                                                                           ------------  ------------  ------
                                                                                              7,830,396    10,375,500    6.2

                  Chemicals                23,000   The Dow Chemical Co.                      1,369,880     1,788,250    1.1
                                           30,700   du Pont (E.I.) de Nemours & Co.           2,060,442     2,847,425    1.7
                                                                                           ------------  ------------  ------
                                                                                              3,430,322     4,635,675    2.8

                  Cosmetics & Household    34,000   Avon Products, Inc.                       1,009,895     1,844,500    1.1
                  Products                 42,000   The Clorox Co.                            2,495,107     4,583,250    2.7
                                                                                           ------------  ------------  ------
                                                                                              3,505,002     6,427,750    3.8

                  Drugs                    40,000   American Home Products Corp.              2,125,575     2,450,000    1.5
                                           40,000   Bristol-Myers Squibb Co.                  1,826,550     4,230,000    2.5
                                           35,000   Eli Lilly & Co.                             951,993     2,467,500    1.5
                                                                                           ------------  ------------  ------
                                                                                              4,904,118     9,147,500    5.5

                  Electrical Equipment     38,600   General Electric Co.                      1,864,814     3,734,550    2.2


SCHEDULE OF INVESTMENTS (concluded)                                                                           (in US dollars)
NORTH AMERICA                              Shares                                                                     Percent of
(concluded)       Industries                Held    Common Stocks                               Cost        Value     Net Assets
United States     Financial Services       60,000   Beneficial Corp.                       $  2,305,713  $  3,510,000    2.1%
(concluded)                                30,000   PaineWebber Group Inc.                      713,100       705,000    0.4
                                                                                           ------------  ------------  ------
                                                                                              3,018,813     4,215,000    2.5

                  Insurance                95,000   American General Corp.                    1,961,793     3,538,750    2.1
                                           50,000   Lincoln National Corp.                    2,135,530     2,425,000    1.4
                                          110,000   Ohio Casualty Corp.                       3,512,187     3,575,000    2.1
                                                                                           ------------  ------------  ------
                                                                                              7,609,510     9,538,750    5.6

                  Machinery                70,800   The Manitowoc Company, Inc.               1,306,732     2,371,800    1.4

                  Metals                   55,000   Carpenter Technology Corp.                1,747,599     1,794,375    1.1

                  Miscellaneous            28,000   Minnesota Mining & Manufacturing Co.      1,608,098     2,145,500    1.3
                  Technology

                  Oil--Domestic            14,000   Atlantic Richfield Co.                    1,584,596     1,855,000    1.1
                                           50,000   Occidental Petroleum Corp.                1,318,625     1,225,000    0.7
                                           62,000   Phillips Petroleum Co.                    2,146,570     2,542,000    1.5
                                           50,000   Ultramar Corp.                            1,578,500     1,431,250    0.8
                                                                                           ------------  ------------  ------
                                                                                              6,628,291     7,053,250    4.1

                  Oil--International       40,000   Exxon Corp.                               2,379,692     3,545,000    2.1
                                           20,000   Mobil Corp.                                 915,150     2,335,000    1.4
                                           30,000   Texaco Inc.                               1,407,728     3,048,750    1.8
                                                                                           ------------  ------------  ------
                                                                                              4,702,570     8,928,750    5.3

                  Paper & Forest           60,000   Weyerhaeuser Co.                          2,666,100     2,752,500    1.6
                  Products

                  Personal Care Products   30,000   Tambrands Inc.                            1,317,486     1,278,750    0.8

                  Photography              40,000   Eastman Kodak Co.                         1,624,689     3,190,000    1.9

                  Real Estate              40,000   Avalon Properties, Inc.                     840,138       925,000    0.5
                  Investment Trusts        35,000   Essex Property Trust, Inc.                  867,275       905,625    0.5
                                           30,000   Patriot American Hospitality Inc.           716,256     1,053,750    0.6
                                                                                           ------------  ------------  ------
                                                                                              2,423,669     2,884,375    1.6

                  Retail                   50,000   J.C. Penney Company Inc.                  2,315,950     2,625,000    1.6
                                           29,000   May Department Stores Co.                 1,140,994     1,373,875    0.8
                                                                                           ------------  ------------  ------
                                                                                              3,456,944     3,998,875    2.4

                  Savings & Loan           80,000   Great Western Financial Corporation       1,685,600     2,240,000    1.3

                  Tobacco                  18,000   Philip Morris Companies, Inc.             1,715,580     1,667,250    1.0

                  Utilities--Electric      85,000   American Electric Power Co., Inc.         2,682,600     3,527,500    2.1
                                          106,000   Boston Edison Company                     2,656,360     2,544,000    1.5
                                          126,000   Consolidated Edison Co. of
                                                    New York, Inc.                            3,559,500     3,685,500    2.2
                                          105,000   Edison International                      1,759,425     2,073,750    1.2
                                          100,000   Houston Industries Inc.                   1,934,250     2,287,500    1.4
                                           40,000   IPALCO Enterprises, Inc.                  1,067,000     1,075,000    0.6
                                           60,000   Northern States Power Co.                 2,613,600     2,820,000    1.7
                                           66,000   Public Service Co. of Colorado            2,137,905     2,422,000    1.5
                                          100,000   Wisconsin Energy Corp.                    2,593,500     2,712,500    1.6
                                                                                           ------------  ------------  ------
                                                                                             21,004,140    23,167,750   13.8

                  Utilities--Gas &        149,000   AGL Resources, Inc.                       2,790,407     3,129,000    1.9
                  Gas Pipeline            125,000   The Brooklyn Union Gas Co.                3,351,250     3,625,000    2.2
                                           40,000   Consolidated Natural Gas Co.              1,805,775     2,125,000    1.3
                                           50,000   Sonat Inc.                                  882,073     2,462,500    1.5
                                                                                           ------------  ------------  ------
                                                                                              8,829,505    11,341,500    6.9

                  Utilities--              22,000   AT&T Corp.                                  870,320       767,250    0.5
                  Telecommunications       69,000   GTE Corp.                                 2,455,578     2,906,625    1.7
                                           60,000   NYNEX Corp.                               2,299,200     2,670,000    1.6
                                           90,000   Southern New England
                                                    Telecommunications Corp.                  3,095,355     3,352,500    2.0
                                           38,000   Sprint Corp.                              1,117,375     1,491,500    0.9
                                           55,000   U S West Communications Group, Inc.       1,852,675     1,670,625    1.0
                                                                                           ------------  ------------  ------
                                                                                             11,690,503    12,858,500    7.7

                  Utilities--Water         76,000   American Water Works Co., Inc.            1,429,750     1,548,500    0.9

                                                    Total Investments in North America      117,245,378   152,015,900   90.5

                                                    Total Common Stocks                     121,501,757   158,869,325   94.6


                                           Face
                                          Amount    Short-Term Securities

                  Repurchase           $2,050,000   UBS Securities Inc., purchased on
                  Agreements**                      10/31/1996 to yield 5.50% to
                                                    11/01/1996                                2,050,000     2,050,000    1.2

                  US Government &       7,000,000   Federal National Mortgage                 6,984,804     6,984,804    4.2
                  Agency                            Association, 5.21% due 11/15/1996
                  Obligations***

                                                    Total Short-Term Securities               9,034,804     9,034,804    5.4

                  Total Investments                                                        $130,536,561   167,904,129  100.0
                                                                                           ============
                  Other Assets Less Liabilities                                                                28,590    0.0
                                                                                                         ------------  ------
                  Net Assets                                                                             $167,932,719  100.0%
                                                                                                         ============  ======

                  Net Asset Value:     Class A--Based on net assets of $18,825,612 and 1,531,056
                                       shares of beneficial interest outstanding                         $      12.30
                                                                                                         ============
                                       Class B--Based on net assets of $96,903,847 and 7,877,221
                                       shares of beneficial interest outstanding                         $      12.30
                                                                                                         ============
                                       Class C--Based on net assets of $2,278,226 and 186,404
                                       shares of beneficial interest outstanding                         $      12.22
                                                                                                         ============
                                       Class D--Based on net assets of $49,925,034 and 4,061,088
                                       shares of beneficial interest outstanding                         $      12.29
                                                                                                         ============

                 *American Depositary Receipts (ADR).
                **Repurchase Agreements are fully collateralized by US Government &
                  Agency Obligations.
               ***Certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.

PORTFOLIO CHANGES


For the Quarter Ended October 31, 1996


Additions

AT&T Corp.
Essex Property Trust, Inc.
PaineWebber Group Inc.
Philip Morris Companies, Inc.
Tambrands Inc.


Deletions

Boatmen's Bancshares, Inc.
Cyprus Amax Minerals Co.
Lance, Inc.
McGraw-Hill, Inc.
Worthington Industries, Inc.


PORTFOLIO INFORMATION


As of October 31, 1996

                                              Percent of
Ten Largest Common Stock Holdings             Net Assets

The Clorox Co.                                   2.7%
Bristol-Myers Squibb Co.                         2.5
General Electric Co.                             2.2
Consolidated Edison Co. of New York, Inc.        2.2
The Brooklyn Union Gas Co.                       2.2
CoreStates Financial Corp.                       2.1
Ohio Casualty Corp.                              2.1
Exxon Corp.                                      2.1
American General Corp.                           2.1
American Electric Power Co., Inc.                2.1